UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K and Form 8-K/A filed by RadNet, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on November 8, 2011 and November 14, 2011, respectively (collectively, the “Original 8-K”), regarding the acquisition of Raven Holdings U.S., Inc. (the “Acquisition”).  As permitted under Items 9.01(a)(4) of Form 8-K, the Original 8-K did not include certain financial statements and pro forma financial information.  The Company  is filing this amendment to provide (i) the historical audited and unaudited financial information and unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition and (ii) to re-file Exhibit 2.1.

 ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A amends the Original 8-K to include the financial statements required by Item 9.01 pertaining to the Acquisition and to re-file Exhibit 2.1. The information previously reported in the Original 8-K, other than as amended hereby, is incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following financial statements of Raven Holdings U.S., Inc. are being filed with this report as Exhibit 99.2:

•	Report of Independent Auditors;

•	Consolidated Balance Sheets as of December 31, 2010 and 2009;

•	Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008;

•	Consolidated Statements of Equity (Deficit) for the years ended December 31, 2010, 2009 and 2008;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008;

•	Notes to Consolidated Financial Statements;

•	Unaudited Condensed Consolidated Balance Sheet as of September 30, 2011;

•	Unaudited Condensed Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010;

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•	Unaudited Condensed Consolidated Statements of Equity for the nine months ended September 30, 2011 and 2010;

•	Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2011 and 2010; and

•	Notes to Unaudited Condensed Consolidated Financial Statements.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2011;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement dated November 7, 2011 by and between Radnet Management, Inc. and CML Healthcare Inc., and joined by RadNet, Inc.*

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release issued by RadNet, Inc. on November 8, 2011 (incorporated by reference to exhibit filed with the Commission on Form 8-K on November 8, 2011).

99.2	Audited and unaudited consolidated financial statements of Raven Holdings U.S., Inc.

99.3	Unaudited pro forma condensed consolidated financial information.

*
Certain schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 6.01(b)(2). The  Company agrees to furnish supplementally a copy of all omitted schedules to the Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadNet, Inc.

Dated: January 17, 2012	By:	/s/ Jeffrey L. Linden
Jeffrey L. Linden Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated November 7, 2011 by and between Radnet Management, Inc. and CML Healthcare Inc., and joined by RadNet, Inc.*

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release issued by RadNet, Inc. on November 8, 2011 (incorporated by reference to exhibit filed with the Commission on Form 8-K on November 8, 2011).

99.2	Audited and unaudited consolidated financial statements of Raven Holdings U.S., Inc.

99.3	Unaudited pro forma condensed consolidated financial information.

*
Certain schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 6.01(b)(2). The  Company agrees to furnish supplementally a copy of all omitted schedules to the Commission upon its request.

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